Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2045 Fund
December 31, 2025
FST45-NPRT3-0226
1.9909172.102
Bond Funds - 8.4%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	15,440	117,039
Fidelity Series International Developed Markets Bond Index Fund (a)	1,217	10,323
Fidelity Series Long-Term Treasury Bond Index Fund (a)	151,624	817,256
Fidelity Series Sustainable Investment Grade Bond Fund (a)	13,573	133,018
TOTAL BOND FUNDS (Cost $1,089,042)		1,077,636

Domestic Equity Funds - 51.7%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $5,307,206)	403,200	6,632,638

International Equity Funds - 39.6%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	110,651	1,600,020
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	251,964	3,487,175
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $4,217,104)		5,087,195

Short-Term Funds - 0.3%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $46,646)	4,685	46,658

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $10,659,998)	12,844,127
NET OTHER ASSETS (LIABILITIES) - 0.0%	(5,055)
NET ASSETS - 100.0%	12,839,072

Legend

(a)	Affiliated fund.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	724	117,564	961	49	(13)	(275)	117,039	15,440
Fidelity Series International Developed Markets Bond Index Fund	-	33,755	22,795	531	(625)	(12)	10,323	1,217
Fidelity Series Long-Term Treasury Bond Index Fund	497,321	453,790	126,181	19,520	(2,412)	(5,262)	817,256	151,624
Fidelity Series Sustainable Emerging Markets Fund	916,707	778,854	399,745	31,682	(1,777)	305,981	1,600,020	110,651
Fidelity Series Sustainable Investment Grade Bond Fund	2,884	220,325	89,460	945	31	(762)	133,018	13,573
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	2,046,922	1,589,213	564,071	80,278	3,091	412,020	3,487,175	251,964
Fidelity Series Sustainable U.S. Market Fund	3,678,379	2,732,405	918,846	63,220	16,576	1,124,124	6,632,638	403,200
Fidelity Series Treasury Bill Index Fund	-	452,768	406,284	3,629	161	13	46,658	4,685
	7,142,937	6,378,674	2,528,343	199,854	15,032	1,835,827	12,844,127

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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